UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                    ----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) February 1, 2005

                                ----------------

                             MSW Energy Holdings LLC
                        (Exact name of each registrant as
                            specified in its charter)


       Delaware                    0001261679                   14-1873119
    (State or other          Commission File Number         (I.R.S. Employer
    jurisdiction of                                       Identification Number)
    incorporation or
     organization)


                        c/o American Ref-Fuel Company LLC
                             155 Chestnut Ridge Road
                           Montvale , New Jersey 07645
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: 800-727-3835

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Item 8.01. Other Events.

On February 1, 2005, MSW Energy Holdings LLC (the "Registrant") issued a press release disclosing that DLJ Merchant Banking Partners and AIG Highstar Capital, L.P. have signed a definitive agreement to sell American Ref-Fuel Holdings Corp. ("ARC Holdings"), the Registrant's direct and indirect parent, to Danielson Holding Corporation. A copy of the press release is filed as Exhibit 99.1.

Item 9.01. Exhibits.

99.1 Press release dated February 1, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MSW Energy Holdings LLC has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     MSW ENERGY HOLDINGS LLC

                                                     By: /s/ Michael J. Gruppuso
                                                         -----------------------
                                                         Michael J. Gruppuso
                                                         Chief Financial Officer

                                                     Date:  February 1, 2005
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